SECURITIES AND EXCHANGE COMMISSION

Washington, DC  20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report – July 15, 2004

Sun Bancorp, Inc.

(Exact Name of Registrant as Specified in its Charter)

Pennsylvania	0-14745	23-2233584
(State of Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

155 North 15th Street Lewisburg, Pennsylvania		17837
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number (Including Area Code)  (570) 523-4300

N/A

(Former name or former address, if changed since last report)

Item 1.	Changes in Control of Registrant

Not Applicable

Item 2.	Acquisition or Disposition of Assets.

Not Applicable

Item 3.	Bankruptcy or Receivership.

Not Applicable

Item 4.	Changes in Registrant’s Certifying Accountant.

Not Applicable.

Item 5.	Other Events.

Registrant files this Current Report on Form 8-K to submit a copy of Registrant’s Press Release, dated July 15, 2004, regarding the declaration of the third quarter dividend.

Item 6.	Resignations of Registrant’s Directors.

Not Applicable.

Item 7.	Financial Statements and Exhibits.

Exhibits:

	99	Press Release of Registrant, Sun Bancorp, Inc., dated July 15, 2004, regarding the declaration of the third quarter dividend.

Item 8.	Change in Fiscal Year.

Not Applicable.

Item 9.	Regulation FD Disclosure.

Not Applicable.

Item 10.	Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

Not Applicable.

Item 11.	Temporary Suspension of Trading under Registrant’s Employee Benefit Plans.

Not Applicable.

Item 12.	Results of Operations and Financial Condition.

Not Applicable

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SUN BANCORP, INC.
(Registrant)

Dated: July 15, 2004	/s/ Robert J. McCormack
Robert J. McCormack
President & Chief Executive Officer
(Principal Executive Officer)